DEVCOOL INC

Financial Statements for the years ended December 31, 2020 and 2019

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 Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Devcool Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Devcool Inc (the “Company”) as of December 31, 2020 and 2019, the related statements of income, changes in stockholders' equity and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Ram Associates

We have served as the Company's auditor since 2021

Hamilton, NJ

February 23, 2022

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DEVCOOL INC
Balance Sheets

	December 31,	December 31,
	2020	2019
	(Audited)	(Audited)
Assets
Current assets
Cash and cash equivalents	$491,014	$401,965
Accounts receivable	3,766,995	2,897,471
Other current assets	68,744	193,966
Total current assets	4,326,753	3,493,402
Total Assets	$4,326,753	$3,493,402

Liabilities and Stockholders' Equity

Current liabilities
Line of Credit	$99,270	$99,757
Accounts payable	1,185,151	756,718
Other current liabilities	421,911	181,204
Total current liabilities	1,706,332	1,037,679

Long-term liabilities
Loan from shareholder	1,029,870	942,870
Total current and long-term liabilities	2,736,202	1,980,549

Stockholders' equity
Common stock, par value $0.0001, 5,000,000 shares issued and outstanding as of December 31, 2020 and 2019 respectively	5,000	5,000
Additional paid-in capital	732,635	732,635
Retained earnings	852,916	775,218
Total stockholders' equity	1,590,5551	1,512,853
Total liabilities and stockholders' equity	$4,326,753	$3,493,402

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DEVCOOL INC
Statements of Income
For The Years Ended December 31,
	2020	2019
	(Audited)	(Audited)
Net revenue	$21,192,202	$25,307,373

Cost of revenue (exclusive of depreciation and amortization shown separately below)	17,471,558	21,764,886
Operating expenses
Sales and Marketing	1,507,459	696,916
General and Administrative	688,023	678,676
Research and development expenses	2,419,298	1,815,979

Operating income/(loss) before other income/(expenses)	(894,136)	350,916
Other income/(expenses)
Other income (PPP loan forgiveness)	1,100,000	—
Interest expense	(125,592)	(248,795)
Total other income/(expenses)	974,408	(248,795)

Operating income/(loss) before income tax expense	80,272	102,121

Federal income tax	(2,574)	(27,509)
State income tax	—	—
Total income tax (expense) / benefit	(2,574)	(27,509)

Net income (loss)	$77,698	$74,612

Net income per common share—basic	$0.016	$0.015
Net income per common share—diluted	$0.016	$0.015

Weighted average shares outstanding used in per common share computations:
Basic	5,000,000	5,000,000
Diluted	5,000,000	5,000,000

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DEVCOOL INC
Statements of Changes in Stockholders' Equity
For The Years Ended December 31, 2020 and 2019

	Common stock
	Shares	Amount	Additional paid-in capital	Retained earnings	Total stockholders' equity
Balance at December 31, 2018	5,000,000	$5,000	$199,238	$700,606	$904,844
Expenses incurred by promoter			533,397		533,397
Net income				74,612	74,612
Balance at December 31, 2019	5,000,000	$5,000	$732,635	$775,218	$1,512,853
Net income				77,698	77,698
Balance at December 31, 2020	5,000,000	$5,000	$732,635	$852,916	$1,590,551

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DEVCOOL INC
Statements of Cash Flows
For The Years Ended December 31,
	2020	2019
	(Audited)	(Audited)
Cash flows from operating activities
Net income (loss)	$77,698	$74,612
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities
Expenses incurred by promoter	—	533,397
Changes in operating assets and liabilities:
(Increase)/ decrease in:
Accounts receivable	(869,524)	(1,081,401)
Other current assets	125,222	(193,966)
Contract Asset/ Unbilled Revenue	—	172,544
Increase/ (decrease) in:
Accounts payable and accrued expenses	428,433	659,723
Other current liabilities	240,707	(479,245)
Net cash provided by/(used in) operating activities	2,536	(314,336)

Cash flows from investing activities
Net cash provided by investing activities	—	—

Cash flows from financing activities
Increase in Loan from shareholder	87,000	444,495
Increase/(decrease) in line of credit	(487)	(235)
Net cash provided by financing activities	86,513	444,260
Net increase (decrease) in cash and cash equivalents	89,049	129,924

Cash and cash equivalents
Cash and cash equivalents at the beginning of the period	401,965	272,041
Cash and cash equivalents at the end of the period	$491,014	$401,965
Supplementary disclosure of cashflows information
Interest paid	—	—
Income tax paid	27,509	—

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SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

Devcool Inc (“the Company”) was incorporated under the laws of the State of California on September 25, 2016.The Company solves complex technology problems and delivers innovation to healthcare industry. The Company has successfully implemented projects for top Healthcare insurance companies and hospitals across United States of America.

Use of Estimates

Conformity with GAAP requires the use of estimates and judgments that affect the reported amounts in our financial statements and accompanying notes. These estimates form the basis for judgments we make about the carrying values of our assets and liabilities, which are not readily apparent from other sources. We base our estimates and judgments on historical information and on various other assumptions that we believe are reasonable under the circumstances. GAAP requires us to make estimates and judgments in several areas, including, but not limited to, those related to revenue recognition, commitments and contingencies, fair value of financial instruments, useful lives of property and equipment, , and income taxes. These estimates are based on management’s knowledge about current events and expectations about actions we may undertake in the future. Actual results could differ materially from those estimates.

Revenue Recognition

We recognize revenues as we transfer control of deliverables (services and solutions) to our clients in an amount reflecting the consideration to which we expect to be entitled. To recognize revenues, we apply the following five step approach: (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenues when a performance obligation is satisfied. We account for a contract when it has approval and commitment from all parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance and collectability of consideration is probable. We apply judgment in determining the customer’s ability and intention to pay based on a variety of factors including the customer’s historical payment experience.

For performance obligations where control is transferred over time, revenues are recognized based on the extent of progress towards completion of the performance obligation. The selection of the method to measure progress towards completion requires judgment and is based on the nature of the deliverables to be provided.

Software Services

The Company enters into contractual obligations with the customers to perform (i) Strategic advisory services which include assessment of the enterprise network, applications environment and advise on the design and tools; and (ii) Implementation services which include deployment, upgrades, enhancements, migration, training, documentation and maintenance of various electronic health record systems.

Revenue from Strategic advisory, Implementation and Development services are distinct performance obligation and is recognized on time-and-material or fixed-price project basis. Revenues related to time-and-material are recognized over the period the services are provided using labour hours. Revenues related to fixed-price contracts are recognized as the service is performed using the cost-to-cost method, under which the total value of revenues is recognized based on the percentage that each contract’s total labour cost to date bears to the total expected labour costs. The cost-to-cost method requires estimation of future costs, which is updated as the project progresses to reflect the latest available information; such estimates and changes in estimates involve the use of judgment. The cumulative impact of any revision in estimates is reflected in the financial reporting period in which the change in estimate becomes known and any anticipated losses on contracts are recognized immediately, where appropriate.

Managed Services and Support

The Company has standard contracts for its Managed Services and Support, however the statement of work contained in such contracts is unique for each customer. A typical Managed Services and Support contract would provide for some or all of the following types of services being provided to the customer: Continuous monitoring of applications, security and compliance and support.

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Revenue from Managed Services and Support is a distinct performance obligation and recognized based on SSP (standalone selling price), ratably on a straight-line basis over the period in which the services are rendered. Payment for Managed Services and Support is due monthly.

Contract Balances

The timing of revenue recognition, billings, and cash collections results in billed accounts receivable, unbilled receivables (contract assets), and customer advances and deferred revenue (contract liabilities) on the Consolidated Balance Sheet. Amounts are billed as work progresses in accordance with agreed-upon contractual terms, generally monthly upon achievement of contractual milestones. Generally, billing occurs after revenue recognition, resulting in contract assets. However, we sometimes receive advances or deposits from our customers, before revenue is recognized, resulting in contract liabilities. These deposits are liquidated when revenue is recognized.

The contract balance was as follows:

	December 31, 2020	December 31, 2019
Accounts Receivable	3,766,995	2,897,471
Unbilled Revenue	62	62
Deferred Revenue	—	—

Cash and Cash Equivalent

The Company considers all highly liquid investments (including money market funds) with an original maturity at acquisition of three months or less to be cash equivalents. The Company maintains cash balances, which may exceed federally insured limits. The Company does not believe that this results in any significant credit risk.

Accounts Receivable

The Company extends credit to clients based upon management’s assessment of their creditworthiness on an unsecured basis. The Company provides an allowance for uncollectible accounts based on historical experience and management evaluation of trend analysis. The Company includes any balances that are determined to be uncollectible in its allowance for doubtful accounts. For the years ended December 31, 2020, and 2019, the Company did not provide allowances for uncollectible accounts. Based on the information available, management believes the Company’s accounts receivable are collectible.

Allowance for Doubtful Accounts

Trade accounts receivable are stated at the amount the Company expects to collect and do not bear interest. The collectability of trade receivable balances is regularly evaluated based on a combination of factors such as customer credit-worthiness, past transaction history with the customer, current economic industry trends and changes in customer payment pattern. Additionally, if it is determined that a customer will be unable to fully meet its financial obligation, such as in the case of a bankruptcy filing or other material event impacting its business, a specific allowance for doubtful accounts may be recorded to reduce the related receivable to the amount expected to be recovered.

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Although we believe that our approach to estimates and judgments regarding our allowance for doubtful accounts is reasonable, actual results could differ and we may be exposed to increases or decreases in required allowances that could be material.

Income taxes

Income taxes have been provided for using an assets and liability approach in which deferred tax assets and liabilities are recognized for the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the years in which the differences are expected to reverse. A valuation allowance is provided for the portion of deferred tax assets when, based on available evidence, it is not “more-likely-than-not” that a portion of the deferred tax assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rate and laws.

Fair Value of Financial Instruments

FASB ASC 820, Fair Value Measurements and Disclosures defines fair value and establishes a hierarchy for reporting the reliability of input measurements used to assess fair value for all assets and liabilities. FASB ASC 820 defines fair value as the selling price that would be received for an asset, or paid to transfer a liability, in the principal or most advantageous market on the measurement date. That framework provides a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. Certain financial instruments are carried at cost on the balance sheet, which approximates fair value due to their short-term, highly liquid nature. These instruments include cash, accounts receivable, accounts payable and accrued expenses and other liabilities.

Research and Development

The Company incurred research and development expenses for the year ended December 31, 2020 $2,419,298 and $1,815,979 for the year ended December 31, 2019, towards research and development in building an AI enabled auto-scalable, Electronic Data Interchange (EDI) platform. Costs for the development of new software products and substantial enhancements to existing software products are expensed as incurred until technological feasibility has been established, at which time any additional costs would be capitalized.

Advertising Costs

The Company expenses advertising cost as incurred. Advertising expense for the years ended December 31, 2020 and 2019 respectively were $ Nil.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. Credit risks associated with trade receivables is minimal due to the Company’s customer base which consist of large customer base and ongoing procedures, which monitor the credit worthiness of its customers. For the years ended December 31, 2020 and 2019, sales to two major customers accounted for approximately 90% of total revenue respectively. These same customers accounted for 95% and 81% of the accounts receivable balance on December 31, 2020 and 2019 respectively.

The Company maintains cash balances in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation up to $250,000 (valid through December 31, 2020) per institution. As of December 31, 2020 and 2019, the Company had $121,995 and $140,804, respectively, of uninsured cash balances. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Provision for Income Taxes

The Company accounts for income taxes in accordance with FASB ASC Topic 740, Income Taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Management evaluates all available evidence about future taxable income and other possible sources of realization of deferred tax assets. A valuation allowance is established to reduce deferred tax assets to an amount that represents management’s best estimate of the amount of such deferred tax assets that more likely than not will be realized. To the extent the Company establishes a valuation allowance or increased the allowance in any given period, an expense is recognized within the provision for income taxes in the statement of income.

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The Company recognizes the tax benefit from uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the tax authorities, based on the technical merits of the position. The tax benefit is measured based on the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement. The Company recognizes interest and penalties related to income tax matters as other expense in the statement of income. Based on management’s evaluations, there are no uncertain tax positions requiring recognition as of the date of these financial statements.

	December 31, 2020	December 31, 2019
Federal income tax	2,574	27,509
State income tax	—	—
Total income taxes, current provision	2,574	27,509
Deferred income taxes (benefit)	—	—
Total income tax expenses / (benefit)	2,574	27,509

The Company’s effective tax rate is 10.6% and 17.4% for the years ended December 31, 2020 and 2019 respectively. The future effective income tax rate depends on various factors, such as the Company’s income (loss) before taxes, tax legislation and the geographic composition of pre-tax income.

During the year ended December 31, 2020, the Company has recognized as other income the paycheck protection program loan amount of $1,100,000. Section 1106(i) of the CARES Act addresses certain Federal income tax consequences resulting from covered loan forgiveness. Specifically, that subsection provides that, for purposes of the Code, any amount that (but for that subsection) would be includible in gross income of the recipient by reason of forgiveness described in section 1106(b) “shall be excluded from gross income.” This has resulted in a significant difference in the taxable income.

The Company files income tax returns in the U.S. federal jurisdiction, and various State jurisdictions. The Company’s federal and state income tax returns are generally subject to possible examination by the taxing authorities until the expiration of the related statute of limitations on those tax returns which is generally three years from the original filing deadline.

New Accounting Pronouncements

i) In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which modifies the existing disclosure requirements for fair value measurements in ASC 820. The new disclosure requirements include disclosure related to changes in unrealized gains or losses included in other comprehensive income (loss) for recurring Level 3 fair value measurements held at the end of each reporting period and the explicit requirement to disclose the range and weighted-average of significant unobservable inputs used for Level 3 fair value measurements. The other provisions of ASU 2018-13 include eliminated and modified disclosure requirements. For all entities, this guidance is required to be adopted for annual periods beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted. The Company adopted ASU 2018-13 as of the required effective date of January 1, 2020. The adoption of ASU 2018-13 did not have a material impact on the Company’s financial statements.

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ii) In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”), which sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e., lessees and lessors). The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight-line basis over the term of the lease. In addition, a lessee is required to record (i) a right-of-use asset and a lease liability on its balance sheet for all leases with accounting lease terms of more than 12 months regardless of whether it is an operating or financing lease and (ii) lease expense in its statement of operations for operating leases and amortization and interest expense in its statement of operations for financing leases. Leases with a term of 12 months or less may be accounted for similar to prior guidance for operating leases today. In July 2018, the FASB issued ASU No. 2018-11, Leases (Topic 842), which added an optional transition method that allows companies to adopt the standard as of the beginning of the year of adoption as opposed to the earliest comparative period presented. In November 2019, the FASB issued guidance delaying the effective date for all entities, except for public business entities. For non-public entities, this guidance is effective for annual periods beginning after December 15, 2020. In June 2020, the FASB issued additional guidance delaying the effective date for all entities, except for public business entities. For public entities, ASU 2016-02 was effective for annual periods beginning after December 15, 2018, including interim periods within those fiscal years. For non-public entities, this guidance is effective for annual periods beginning after December 15, 2021. Early adoption is permitted. The Company is currently evaluating the impact that the adoption of ASU 2016-02 will have on its financial statements.

iii) In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in ASC 740 and also clarifies and amends existing guidance to improve consistent application. For public entities, ASU 2019-12 is effective for annual periods beginning after December 15, 2020, and interim periods within those reporting periods. For non-public companies, ASU 2019-12 is effective for annual periods beginning after December 15, 2021, and interim periods within those reporting periods. Early adoption is permitted. The Company is currently evaluating the impact that the adoption of ASU 2019-12 will have on its financial statements.

iv) In March 2020, the FASB issued ASU 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by the discontinuation of the London Interbank Offered Rate (“LIBOR”) or by another reference rate expected to be discontinued. This guidance is effective for all entities upon issuance on March 12, 2020 and may be applied through December 31, 2022. The expedients and exceptions in this guidance are optional, and the Company is evaluating the potential future financial statement impact of any such expedient or exception that it may elect to apply as the Company evaluates the effects of adopting this guidance on its financial statements.

Legal Matters

The Company is not involved in any action, arbitration and / or other legal proceedings that it expects to have a material adverse effect on the business, financial condition, results of operations or liquidity of the Company. All legal cost is expensed as incurred.

Impact of the COVID-19 Pandemic

The COVID-19 pandemic has had, and is likely to continue to have, a severe and unprecedented impact on the world and on our business. Measures to prevent its spread, including government-imposed restrictions on large gatherings, closures of face-to-face events, “shelter in place” health orders and travel restrictions have had a significant effect on certain of our business operations. In response to these business disruptions, which include a transition to remote working, reducing certain of our discretionary expenditures and eliminating non-essential travel particularly with respect to COVID-19 impacted operation and complying with health and safety guidelines to protect employees, contractors, and customers.

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The Company reported decline in revenue in 2020 due to COVID-19 as many hospitals delayed investments in new projects or upgrade; however, the Company witnessed strong growth in 2021 revenues and has returned to pre-COVID-19 levels from first quarter 2021.

The Company has obtained necessary funding to manage their short-term working capital requirements. The Company has not altered any credit terms with its customers and the realization from the customers have generally been on time. The Company has been able to service its debt and other obligations on time. There has been no material impact on the operational liquidity and capital resources on account of COVID-19.

Other Income

On January 30, 2020, the World Health Organization declared the coronavirus outbreak a "Public Health Emergency of International Concern" and on March 11, 2020, declared it to be a pandemic. Actions taken around the world to help mitigate the spread of the coronavirus include restrictions on travel, and quarantines in certain areas, and forced closures for certain types of public places and businesses. The coronavirus and actions taken to mitigate the spread of it have had and are expected to continue to have an adverse impact on the economies and financial markets of many countries, including the geographical area in which the Company operates. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted to amongst other provisions, provide emergency assistance for individuals, families and businesses affected by the coronavirus pandemic.

The Company was advanced a loan by Small Business Administration (‘SBA’) in the amount of $1,100,000 in April 2020, under the Payroll Protection Program (‘PPP’) of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act or the Act). The Paycheck Protection Program is a loan designed to provide a direct incentive for small businesses to keep their workers on the payroll under the COVID-19 pandemic. Section 1106 of the Act provides for forgiveness of up to the full principal amount of qualifying loans guaranteed under the Paycheck Protection Program. SBA will forgive the loan if all employee retention criteria are met, and the funds are used for eligible expenses.

The amount of PPP loan of $1,100,000 is classified under other income as the Company has utilized the loan for eligible expenses which was granted full forgiveness.

Related Party

The balance payable to related parties as of December 31, 2020, was $942,870 and as of December 31, 2019, was $1,029,870. This represents loan provided by the promoter to the Company.

The expenses paid to related party HiPaas Inc for the year ended December 31, 2020 was $2,419,298 and $ 1,815,979 for the year ended December 31, 2019

The accounts payable to related party includes due to HiPaas Inc as of December 31, 2020 was Nil and as of December 31, 2019 was $200,000.

The Interest expenses for the year ended December 31, 2020 was $56,000 and $56,000 for the year ended December 31, 2019.

The Salary and other expenses paid to related parties for the period ended December 31, 2020 was $294,336 and $286,775.

 Line of credit

The Company has a line of credit with Bank of America the balance as of December 31, 2020 was $99,270 and as of December 31, 2019 was $99,757. The loan is secured on the accounts receivable, inventory, equipment’s and general intangibles of the company at an interest rate of 4%.

The Company has a line of credit with Bank of West the balance as of December 31, 2020 was nil and as of December 31, 2019 was nil. The loan is secured on the accounts receivable, inventory, equipment’s and general intangibles of the Company at an interest rate of 4%.

Factoring Facility

The Company had a Factoring facility with Asset Commercial credit this facility was against the accounts receivables against one of the customers. The factoring fee paid for the period ended December 31, 2020 was nil and $192,795 for the year ended December 31, 2019.

Commitments

Operating Lease

The Company is currently operating from one office location. The Company do have any signed lease agreement on its name. The Company pays rent to Riverstone on monthly basis. For the years ended December 31, 2020 and 2019, rent expense were $27,899 and $24,231 respectively.

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Subsequent Events

For the year ended December 31, 2020 and 2019, the Company has evaluated subsequent events through February 21, 2022 the date, which the financial statements were available to be issued. No reportable subsequent events have occurred through February 21, 2022, which would have a significant effect on the financial statements as of December 31 2020 and 2019 except as otherwise disclosed.

On December 10, 2021, Healthcare Triangle, Inc (the “Company”) entered into a Share Purchase Agreement (the "Share Purchase Agreement") with Devcool, Inc., a California corporation ("Devcool"), Go To Assistance Inc., a California corporation ("Seller"), and Mr. Sandeep Deokule, current Chief Executive Officer of Devcool. Pursuant to the Share Purchase Agreement, the Company will acquire 5,000,000 shares of Devcool’s Class B Common Stock, par value $0.0001, which represents all of the issued and outstanding capital stock of Devcool.

The Company has repaid all the loans due to shareholder by October 31, 2021 and hence no amount is due/outstanding to any shareholder.

On March 15, 2021 the Company has received the second tranche of PPP loan grant amounting to $1,032,567. The Company has obtained the waiver letter on July 8, 2021 and this has been considered under other income in 2021.

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DEVCOOL INC

Financial Statements for quarter ended September 30, 2021 and 2020

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Index to Financial Statements

Balance Sheets – 9 months ended period September 30, 2020 and September 30, 2021

Statements of Cash Flows – 9 months ended period September 30, 2020 and September 30, 2021

Statement of changes in Stockholder’s Equity -9 months ended period September 30, 2020 and September 30,2021

Notes to Financial Statements

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DEVCOOL INC
Balance Sheets

	September 30,	September 30,
	2021	2020
	(Un-Audited)	(Un-Audited)
Assets
Current assets
Cash and cash equivalents	$1,845,158	$2,233,788
Accounts receivable	3,175,430	4,337,393
Other current assets	63,628	279,458
Total current assets	5,084,216	6,850,639
Total Assets	$5,084,216	$6,850,639

Liabilities and Stockholders' Equity

Current liabilities
Line of Credit	—	1,599,652
Accounts payable	$868,079	$952,934
Other current liabilities	561,498	663,154
Payroll protection program loan	—	1,100,000
Total current liabilities	1,429,577	4,315,740

Long-term liabilities
Loan from shareholder	554,870	,917,870
Total current and long-term liabilities	1,984,447	5,233,610

Stockholders' equity
Common stock, par value $0.0001, 5,000,000 shares issued
and outstanding as of September 30, 2021 and 2020 respectively	5,000	5,000
Additional paid-in capital	732,635	732,635
Retained earnings	2,362,134	879,394
Total stockholders' equity	3,099,769	1,617,029
Total liabilities and stockholders' equity	$5,084,216	$6,850,639

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DEVCOOL INC
Statements of Income
For The Nine Months Ended September 30,

	2021	2020
	(Un-Audited)	(Un-Audited)
Net revenue	$15,781,731	$15,399,806

Cost of revenue (exclusive of depreciation and amortization shown separately below)	13,247,950	12,741,735
Operating expenses
Sales and Marketing	652,240	1,137,352
General and Administrative	1,139,741	396,217
Research and development expenses	261,879	957,041

Operating income/(loss) before other income/(expenses)	479,921	167,461
Other income/(expenses)
Other income (PPP loan forgiveness)	1,032,567	—
Interest expense	(3,270)	(63,285)
Total other income/(expenses)	1,029,297	(63,285)
Net income (loss) before income tax expenses	1,509,218	104,176
Federal income tax	—
State income tax	—	—
Total income tax (expense) / benefit	—
Net income (loss)	$1,509,218	$104,176
Net income per common share—basic	$0.302	$0.021
Net income per common share—diluted	$0.302	$0.021

Weighted average shares outstanding used in per common share computations:
Basic	5,000,000	5,000,000
Diluted	5,000,000	5,000,000

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DEVCOOL INC
Statements of Changes in Stockholders' Equity
For The Nine Months Ended September 30, 2021 and 2020

	Common stock
	Shares	Amount	Additional paid-in capital	Retained earnings	Total stockholders' equity
Balance at December 31, 2019	5,000,000	$5,000	$732,635	$775,218	$1,512,853
Net income				104,176	104,176
Balance at September 30, 2020	5,000,000	$5,000	$732,635	$879,394	$1,617.029
Balance at December 31, 2020	5,000,000	5,000	732,635	852,916	$1,590,551
Net income				1,509,218	1,509,218
Balance at September 30, 2021	5,000,000	$5,000	$732,635	$2,362,134	$3,099,769

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DEVCOOL INC
Statements of Cash Flows
For The Nine Months Ended September 30,

	2021	2020
	(Un-Audited)	(Un-Audited)
Cash flows from operating activities
Net income (loss)	$1,509,218	$104,176
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities
Changes in operating assets and liabilities:
(Increase)/ decrease in:
Accounts receivable	591,565	(1,439,922)
Other current assets	5,176	(85,492)
Increase/ (decrease) in:
Accounts payable and accrued expenses	(317,072)	196,216
Deferred revenue	—	—
Other current liabilities	139,587	481,950
Net cash provided by/(used in) operating activities	1,928,414	(743,072)

Cash flows from investing activities
(Purchase)/sale of property and equipment	—	—
Net cash provided by investing activities	—	—

Cash flows from financing activities
Increase in Loan from shareholder	(475,000)	(25,000)
Increase in Loan from Payroll protection program loan	—	1,100,000
Increase/(decrease) in line of credit	(99,270)	1,499,895
Net cash provided by / (used in) financing activities	(574,270)	2,574,895

Net increase (decrease) in cash and cash equivalents	1,354,144	1,831,823

Cash and cash equivalents
Cash and cash equivalents at the beginning of the period	491,014	401,965
Cash and cash equivalents at the end of the period	$1,845,158	$2,233,788

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Organization and Description of Business

Devcool Inc (“the Company”) was incorporated under the laws of the State of California on September 25, 2016.The Company solves complex technology problems and delivers innovation to healthcare industry. The Company has successfully implemented projects for top Healthcare insurance companies and hospitals across United States of America.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Use of Estimates

Conformity with GAAP requires the use of estimates and judgments that affect the reported amounts in our financial statements and accompanying notes. These estimates form the basis for judgments we make about the carrying values of our assets and liabilities, which are not readily apparent from other sources. We base our estimates and judgments on historical information and on various other assumptions that we believe are reasonable under the circumstances. GAAP requires us to make estimates and judgments in several areas, including, but not limited to, those related to revenue recognition, commitments and contingencies, fair value of financial instruments, useful lives of property and equipment, and income taxes. These estimates are based on management’s knowledge about current events and expectations about actions we may undertake in the future. Actual results could differ materially from those estimates.

Revenue Recognition

We recognize revenues as we transfer control of deliverables (services, solutions, and platform) to our clients in an amount reflecting the consideration to which we expect to be entitled. To recognize revenues, we apply the following five step approach: (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenues when a performance obligation is satisfied. We account for a contract when it has approval and commitment from all parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance and collectability of consideration is probable. We apply judgment in determining the customer’s ability and intention to pay based on a variety of factors including the customer’s historical payment experience.

For performance obligations where control is transferred over time, revenues are recognized based on the extent of progress towards completion of the performance obligation. The selection of the method to measure progress towards completion requires judgment and is based on the nature of the deliverables to be provided.

Software Services

The Company enters into contractual obligations with the customers to perform (i) Strategic advisory services which include assessment of the enterprise network, applications environment and advise on the design and tools; and (ii) Implementation services which include deployment, upgrades, enhancements, migration, training, documentation and maintenance of various electronic health record systems.

Revenue from Strategic advisory, Implementation and Development services are distinct performance obligation and is recognized on time-and-material or fixed-price project basis. Revenues related to time-and-material are recognized over the period the services are provided using labour hours. Revenues related to fixed-price contracts are recognized as the service is performed using the cost-to-cost method, under which the total value of revenues is recognized based on the percentage that each contract’s total labour cost to date bears to the total expected labour costs. The cost-to-cost method requires estimation of future costs, which is updated as the project progresses to reflect the latest available information; such estimates and changes in estimates involve the use of judgment. The cumulative impact of any revision in estimates is reflected in the financial reporting period in which the change in estimate becomes known and any anticipated losses on contracts are recognized immediately, where appropriate.

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Managed Services and Support

The Company has standard contracts for its Managed Services and Support, however the statement of work contained in such contracts is unique for each customer. A typical Managed Services and Support contract would provide for some or all of the following types of services being provided to the customer: Continuous monitoring of applications, security and compliance and support.

Revenue from Managed Services and Support is a distinct performance obligation and recognized based on SSP (standalone selling price), ratably on a straight-line basis over the period in which the services are rendered. Payment for Managed Services and Support is due monthly.

Contract Balances

The timing of revenue recognition, billings, and cash collections results in billed accounts receivable, unbilled receivables (contract assets), and customer advances and deferred revenue (contract liabilities) on the Consolidated Balance Sheet. Amounts are billed as work progresses in accordance with agreed-upon contractual terms, generally monthly upon achievement of contractual milestones. Generally, billing occurs after revenue recognition, resulting in contract assets. However, we sometimes receive advances or deposits from our customers before revenue is recognized, resulting in contract liabilities. These deposits are liquidated when revenue is recognized.

The contract balance were as follows:

	September 30, 2021	September 30, 2020
Accounts Receivable	3,175,430	4,337,393
Unbilled Revenue	62	62
Deferred Revenue	—	—

Cash and Cash Equivalent

The Company considers all highly liquid investments (including money market funds) with an original maturity at acquisition of three months or less to be cash equivalents. The Company maintains cash balances, which may exceed federally insured limits. The Company does not believe that this results in any significant credit risk.

Accounts Receivable

The Company extends credit to clients based upon management’s assessment of their creditworthiness on an unsecured basis. The Company provides an allowance for uncollectible accounts based on historical experience and management evaluation of trend analysis. The Company includes any balances that are determined to be uncollectible in its allowance for doubtful accounts. For the nine months ended September 30, 2021, and 2020, the Company did not provide allowances for uncollectible accounts. Based on the information available, management believes the Company’s accounts receivable are collectible.

Allowance for Doubtful Accounts

Trade accounts receivable are stated at the amount the Company expects to collect and do not bear interest. The collectability of trade receivable balances is regularly evaluated based on a combination of factors such as customer credit-worthiness, past transaction history with the customer, current economic industry trends and changes in customer payment pattern. Additionally, if it is determined that a customer will be unable to fully meet its financial obligation, such as in the case of a bankruptcy filing or other material event impacting its business, a specific allowance for doubtful accounts may be recorded to reduce the related receivable to the amount expected to be recovered.

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Although we believe that our approach to estimates and judgments regarding our allowance for doubtful accounts is reasonable, actual results could differ and we may be exposed to increases or decreases in required allowances that could be material.

Income taxes

Income taxes have been provided for using an assets and liability approach in which deferred tax assets and liabilities are recognized for the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the years in which the differences are expected to reverse. A valuation allowance is provided for the portion of deferred tax assets when, based on available evidence, it is not “more-likely-than-not” that a portion of the deferred tax assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rate and laws.

Fair Value of Financial Instruments

FASB ASC 820, Fair Value Measurements and Disclosures defines fair value and establishes a hierarchy for reporting the reliability of input measurements used to assess fair value for all assets and liabilities. FASB ASC 820 defines fair value as the selling price that would be received for an asset, or paid to transfer a liability, in the principal or most advantageous market on the measurement date. That framework provides a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. Certain financial instruments are carried at cost on the balance sheet, which approximates fair value due to their short-term, highly liquid nature. These instruments include cash, accounts receivable, accounts payable and accrued expenses and other liabilities.

Research and Development

The Company incurred research and development expenses for the nine months ended September 30, 2021 $261,879 and $957,041 for the nine months ended September 30, 2020, towards research and development in building an AI enabled auto-scalable, Electronic Data Interchange (EDI) platform.

Advertising Costs

The Company expenses advertising cost as incurred. Advertising expense for the nine months ended September 30, 2021 and 2020 respectively were $ Nil.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. Credit risks associated with trade receivables is minimal due to the Company’s customer base which consist of large customer base and ongoing procedures, which monitor the credit worthiness of its customers. For the nine months ended September 30, 2021 and 2020, sales to two major customers accounted for approximately 86% and 93% of total revenue respectively. These same customers accounted for 98% of the accounts receivable balance on September 30, 2021 and 2020 respectively.

The Company maintains cash balances in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation up to $250,000 (valid through September 30, 2021) per institution. As of September 30, 2021 and 2020, the Company had $1,418,338 and $1,712,647, respectively, of uninsured cash balances. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Provision for Income Taxes

The Company accounts for income taxes in accordance with FASB ASC Topic 740, Income Taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Management evaluates all available evidence about future taxable income and other possible sources of realization of deferred tax assets. A valuation allowance is established to reduce deferred tax assets to an amount that represents management’s best estimate of the amount of such deferred tax assets that more likely than not will be realized. To the extent the Company establishes a valuation allowance or increased the allowance in any given period, an expense is recognized within the provision for income taxes in the statement of income.

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The Company’s effective tax rate is 0% and 0% for the nine months ended September 30, 2021 and 2020 respectively. The future effective income tax rate depends on various factors, such as the Company’s income (loss) before taxes, tax legislation and the geographic composition of pre-tax income.

During the nine months ended September 30, 2021, the Company has recognized as other income the pay check protection program loan amount of $1,032,567. Section 1106(i) of the CARES Act addresses certain Federal income tax consequences resulting from covered loan forgiveness. Specifically, that subsection provides that, for purposes of the Code, any amount that (but for that subsection) would be includible in gross income of the recipient by reason of forgiveness described in section 1106(b) “shall be excluded from gross income.” This has resulted in a significant difference in the taxable income.

The Company files income tax returns in the U.S. federal jurisdiction, and various State jurisdictions. The Company’s federal and state income tax returns are generally subject to possible examination by the taxing authorities until the expiration of the related statute of limitations on those tax returns which is generally three years from the original filing deadline.

New Accounting Pronouncements

i) In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which modifies the existing disclosure requirements for fair value measurements in ASC 820. The new disclosure requirements include disclosure related to changes in unrealized gains or losses included in other comprehensive income (loss) for recurring Level 3 fair value measurements held at the end of each reporting period and the explicit requirement to disclose the range and weighted-average of significant unobservable inputs used for Level 3 fair value measurements. The other provisions of ASU 2018-13 include eliminated and modified disclosure requirements. For all entities, this guidance is required to be adopted for annual periods beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted. The Company adopted ASU 2018-13 as of the required effective date of January 1, 2020. The adoption of ASU 2018-13 did not have a material impact on the Company’s financial statements.

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ii) In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”), which sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e., lessees and lessors). The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight-line basis over the term of the lease. In addition, a lessee is required to record (i) a right-of-use asset and a lease liability on its balance sheet for all leases with accounting lease terms of more than 12 months regardless of whether it is an operating or financing lease and (ii) lease expense in its statement of operations for operating leases and amortization and interest expense in its statement of operations for financing leases. Leases with a term of 12 months or less may be accounted for similar to prior guidance for operating leases today. In July 2018, the FASB issued ASU No. 2018-11, Leases (Topic 842), which added an optional transition method that allows companies to adopt the standard as of the beginning of the year of adoption as opposed to the earliest comparative period presented. In November 2019, the FASB issued guidance delaying the effective date for all entities, except for public business entities. For non-public entities, this guidance is effective for annual periods beginning after December 15, 2020. In June 2020, the FASB issued additional guidance delaying the effective date for all entities, except for public business entities. For public entities, ASU 2016-02 was effective for annual periods beginning after December 15, 2018, including interim periods within those fiscal years. For non-public entities, this guidance is effective for annual periods beginning after December 15, 2021. Early adoption is permitted. The Company is currently evaluating the impact that the adoption of ASU 2016-02 will have on its financial statements.

iii) In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in ASC 740 and also clarifies and amends existing guidance to improve consistent application. For public entities, ASU 2019-12 is effective for annual periods beginning after December 15, 2020, and interim periods within those reporting periods. For non-public companies, ASU 2019-12 is effective for annual periods beginning after December 15, 2021, and interim periods within those reporting periods. Early adoption is permitted. The Company is currently evaluating the impact that the adoption of ASU 2019-12 will have on its financial statements.

iv) In March 2020, the FASB issued ASU 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by the discontinuation of the London Interbank Offered Rate (“LIBOR”) or by another reference rate expected to be discontinued. This guidance is effective for all entities upon issuance on March 12, 2020 and may be applied through December 31, 2022. The expedients and exceptions in this guidance are optional, and the Company is evaluating the potential future financial statement impact of any such expedient or exception that it may elect to apply as the Company evaluates the effects of adopting this guidance on its financial statements.

Legal Matters

The Company is not involved in any action, arbitration and / or other legal proceedings that it expects to have a material adverse effect on the business, financial condition, results of operations or liquidity of the Company. All legal cost is expensed as incurred.

Impact of the COVID-19 Pandemic

The COVID-19 pandemic has had, and is likely to continue to have, a severe and unprecedented impact on the world and on our business. Measures to prevent its spread, including government-imposed restrictions on large gatherings, closures of face-to-face events, “shelter in place” health orders and travel restrictions have had a significant effect on certain of our business operations. In response to these business disruptions, which include a transition to remote working, reducing certain of our discretionary expenditures and eliminating non-essential travel particularly with respect to COVID-19 impacted operation and complying with health and safety guidelines to protect employees, contractors, and customers.

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The Company reported decline in revenue in 2020 due to COVID-19 as many hospitals delayed investments in new projects or upgrade; however, the Company witnessed strong growth in 2021 revenues, and has returned to pre-COVID-19 levels from first quarter 2021.

The Company has obtained necessary funding to manage our short-term working capital requirements. The Company has not altered any credit terms with its customers and the realization from the customers have generally been on time. The Company has been able to service its debt and other obligations on time. There has been no material impact on the operational liquidity and capital resources on account of COVID-19.

Other Income

On January 30, 2020, the World Health Organization declared the coronavirus outbreak a "Public Health Emergency of International Concern" and on March 11, 2020, declared it to be a pandemic. Actions taken around the world to help mitigate the spread of the coronavirus include restrictions on travel, and quarantines in certain areas, and forced closures for certain types of public places and businesses. The coronavirus and actions taken to mitigate the spread of it have had and are expected to continue to have an adverse impact on the economies and financial markets of many countries, including the geographical area in which the Company operates. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted to amongst other provisions, provide emergency assistance for individuals, families and businesses affected by the coronavirus pandemic.

The Company was advanced a loan by Small Business Administration (‘SBA’) in the amount of $ 1,032,567 in April 2020, under the Payroll Protection Program (‘PPP’) of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act or the Act). The Pay check Protection Program is a loan designed to provide a direct incentive for small businesses to keep their workers on the payroll under the COVID-19 pandemic. Section 1106 of the Act provides for forgiveness of up to the full principal amount of qualifying loans guaranteed under the Pay check Protection Program. SBA will forgive the loan if all employee retention criteria are met, and the funds are used for eligible expenses.

The amount of PPP loan of $1,032,567 is classified under other income as the Company has utilized the loan for eligible expenses which qualifies for full forgiveness and has obtained waiver from the BOA.

Related Party

The balance payable to related parties as of September 30, 2021, was $554,870 and as of September 30, 2020, was $917,870. This represents loan provided by the promoter to the Company.

The expenses paid to related party HiPaas Inc for the nine months ended September 30, 2021 was $261,879 and $957,041 for the nine months ended September 30, 2020

The Interest expenses for the nine months ended September 30, 2021 and nine months ended September 30, 2020 was Nil

The Salary and other expenses paid to related parties for the nine months ended September 30, 2021 was $670,700 and $118,882 for the nine months ended September 30, 2020.

Line of credit

The Company has a line of credit with Bank of America the balance as of September 30, 2021 was nil and as of September 30, 2020 was $99,652. The loan is secured on the accounts receivable, inventory, equipment’s and general intangibles of the Company at an interest rate of 4%.

The Company has a line of credit with Bank of West the balance as of September 30, 2021 was nil and as of September 30, 2020 was $1,500,000. The loan is secured on the accounts receivable, inventory, equipment’s and general intangibles of the Company at an interest rate of 4%.

Commitments

Operating Lease

The Company is currently operating from one office location. The Company do have any signed lease agreement on its name. The Company pays rent to Riverstone on monthly basis. For the nine month ended September 30, 2021 and 2020, rent expense were $ 7,700 and $ 19,739 respectively.

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Subsequent Events

For the nine month ended September 30, 2021 and 2020, the Company has evaluated subsequent events through February 22, 2022 the date, which the financial statements were available to be issued. No reportable subsequent events have occurred through February 22, 2022, which would have a significant effect on the financial statements as of September 30, 2021 except as otherwise disclosed.

The Company has repaid all the loans due to shareholder by October 31, 2021 and hence no amount is due/outstanding to any shareholder.

On December 10, 2021, Healthcare Triangle, Inc (the “Company”) entered into a Share Purchase Agreement (the "Share Purchase Agreement") with Devcool, Inc., a California corporation ("Devcool"), Go To Assistance Inc., a California corporation ("Seller"), and Mr. Sandeep Deokule, current Chief Executive Officer of Devcool. Pursuant to the Share Purchase Agreement, the Company will acquire 5,000,000 shares of Devcool’s Class B Common Stock, par value $0.0001, which represents all of the issued and outstanding capital stock of Devcool.

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